Exhibit 10.1

HESKA CORPORATION

1997 EMPLOYEE STOCK PURCHASE PLAN

(AS AMENDED AND RESTATED, EFFECTIVE FEBRUARY 6, 2015)

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TABLE OF CONTENTS

SECTION 1	PURPOSE OF THE PLAN	5
SECTION 2	ADMINISTRATION OF THE PLAN	5
(a)	Committee Composition	5
(b)	Committee Responsibilities	5
SECTION 3.	ENROLLMENT AND PARTICIPATION	5
(a)	Offering Periods	5
(b)	Accumulation Periods	5
(c)	Enrollment	5
(d)	Duration of Participation	6
(e)	Applicable Offering Period	6
SECTION 4.	EMPLOYEE PAYROLL CONTRIBUTIONS	6
(a)	Frequency of Payroll Deductions	6
(b)	Amount of Payroll Deductions	6
(c)	Changing Withholding Rate	7
(d)	Discontinuing Payroll Deductions	7
(e)	Limit on Number of Elections	7
(f)	Contribution Account Deposits	7
SECTION 5.	WITHDRAWAL FROM THE PLAN	7
(a)	Withdrawal	7
(b)	Failure to Participate	7
(c)	Re-Enrollment After Withdrawal	7
SECTION 6.	CHANGE IN EMPLOYMENT STATUS	8
(a)	Termination of Employment	8
(b)	Leave of Absence	8
(c)	Death	8
SECTION 7.	PLAN ACCOUNTS AND PURCHASE OF SHARES	8
(a)	Contribution Accounts and Purchase Accounts	8
(b)	Immediate Notification Share Purchase	8
(c)	Purchase Price at the Close of an Accumulation Period	9
(d)	Number of Shares Purchased at the Close of an Accumulation Period	9
(e)	Available Shares Insufficient	10

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(f)	Issuance of Stock	10
(g)	Contribution Account Unused Cash Balances	10
SECTION 8.	LIMITATIONS ON STOCK OWNERSHIP	10
(a)	Five Percent Limit	10
(b)	$25,000 Limit	11
SECTION 9.	RIGHTS NOT TRANSFRABLE	11
SECTION 10.	NO RIGHTS AS AN EMPLOYEE	11
SECTION 11.	NO RIGHTS AS A STOCKHOLDER	11
SECTION 12.	STOCK OFFERED UNDER THE PLAN	11
(a)	Authorized Shares	11
(b)	Anti-Dilution Adjustments	11
(c)	Reorganizations	12
SECTION 13.	AMENDMENT OR DICONTINUANCE	12
SECTION 14.	DEFINITIONS	12
(a)	Accumulation Period	12
(b)	Base Price	12
(c)	Board	12
(d)	Change in Control	12
(e)	Code	13
(f)	Committee	13
(g)	Company	13
(h)	Compensation	13
(i)	Contribution Account	13
(j)	Eligible Employee	13
(k)	Exchange Act	13
(l)	Fair Market Value	13
(m)	Immediate Price	14
(n)	Immediate Purchase Notification	14
(o)	Intraquarter Low	14
(p)	New Offering Date	14
(q)	Notification Offering Period	14
(r)	Notification Price	14
(s)	Offering Period	14
(t)	Participant	14

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(u)	Participating Company	14
(v)	Plan	14
(w)	Purchase Account	15
(x)	Purchase Price	15
(y)	Remaining Shares	15
(z)	Stock	15
(aa)	Subsidiary	15
SECTION 15.	EXECUTION	15

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HESKA CORPORATION

1997 EMPLOYEE STOCK PURCHASE PLAN

AS AMENDED AND RESTATED EFFECTIVE FEBRUARY 6, 2015

SECTION 1. PURPOSE OF THE PLAN.

The Plan was adopted by the Board on April 23, 1997. The purpose of the Plan is to provide Eligible Employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing Stock from the Company on favorable terms. The Plan is intended to qualify under section 423 of the Code.

The Plan was amended and restated on May 16, 2002, February 6, 2004, February 24, 2005, June 17, 2008, May 4, 2010 and April 30, 2013. The Plan is now amended and restated, effective February 6, 2015.

SECTION 2. ADMINISTRATION OF THE PLAN.

(a)       Committee Composition. The Plan shall be administered by the Committee. The Committee shall consist exclusively of one or more directors of the Company, who shall be appointed by the Board.

(b)      Committee Responsibilities. The Committee shall interpret the Plan and make all other policy decisions relating to the operation of the Plan. The Committee may adopt such rules, guidelines and forms as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

SECTION 3. ENROLLMENT AND PARTICIPATION.

(a) Offering Periods. From July 1, 2013 to March 31, 2015, four overlapping Offering Periods shall commence in each calendar year. The Offering Periods shall consist of the 27-month periods commencing on each January 1, April 1, July 1 and October 1. While the Plan is in effect thereafter, at least four overlapping Offering Periods shall commence in each calendar year. Offering Periods shall begin on each January 1, April 1, July 1 and October 1 as well as on any Intraquarter Low.

(b) Accumulation Periods. While the Plan is in effect, four Accumulation Periods shall commence in each calendar year. The Accumulation Periods shall consist of the three-month periods commencing on each January 1, April 1, July 1 and October 1.

(c)       Enrollment. Any individual who, at the end of the day immediately preceding the first day of an Offering Period, qualifies as an Eligible Employee may elect to become a Participant in the Plan for such Offering Period by executing the prescribed form, which shall be filed with the Company at the prescribed location prior to the commencement of such Offering Period; provided, however, that no Eligible Employee who does not comply with the five percent limit outlined in Section 8(a) at the commencement of such Offering Period shall become a Participant in the Plan under this Subsection (c) and, furthermore, that no Eligible Employee shall be enrolled in an Offering Period beginning prior to the New Offering Date applicable to such Eligible Employee.

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(d)      Duration of Participation. Once enrolled in the Plan, a Participant shall continue to participate in the Plan until he or she withdraws from the Plan under Section 5(a), is withdrawn from the Plan under Section 5(b) or is withdrawn from the Plan under Section 6(a). A Participant who withdrew from the Plan under Section 5(a) or was withdrawn from the Plan under Section 5(b) may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection (c) above.

(e)       Applicable Offering Period. Only one Offering Period may apply to a Participant at one time. The applicable Offering Period for a given Participant shall be determined as follows:

(i)        Once a Participant is enrolled in the Plan for an Offering Period, such Offering Period shall continue to apply to him or her until the earliest of (A) the end of such Offering Period, (B) the end of his or her participation under Subsection (d) above, (C) enrollment by the Participant in a subsequent Offering Period following a written request on the prescribed form to enroll in an immediately subsequent Offering Period filed with the Company at the prescribed location prior to the commencement of such subsequent Offering Period, which shall only be effective if (1) such subsequent Offering Period begins on or after the New Offering Date applicable to such Participant and (2) such Participant complies with the five percent limit outlined in Section 8(a), or (D) automatic enrollment in a subsequent Offering Period under Paragraph (ii) below.

(ii) In the event that the Base Price of Stock at the commencement of the Offering Period in which the Participant is enrolled is higher than at the commencement of any subsequent Offering Period, the Participant shall automatically be enrolled in such subsequent Offering Period if (A) such subsequent Offering Period begins on or after the New Offering Date applicable to such Participant and (B) such Participant complies with the five percent limit outlined in Section 8(a), unless (1) the Participant has filed a written request on the prescribed form not to be enrolled in such subsequent Offering Period with the Company at the prescribed location prior to the commencement of such subsequent Offering Period and (2) the Offering Period in which the Participant is enrolled began prior to the first day of the current calendar quarter.

(iii)    When a Participant reaches the end of an Offering Period then such Participant shall be enrolled automatically for the Offering Period that commences immediately thereafter unless such Participant does not comply with the five percent limit outlined in Section 8(a).

SECTION 4. EMPLOYEE CONTRIBUTIONS.

(a)       Frequency of Payroll Deductions. A Participant may purchase shares of Stock under the Plan by means of payroll deductions. Payroll deductions, as designated by the Participant pursuant to Subsection (b) below, shall occur on each payday during participation in the Plan.

(b)      Amount of Payroll Deductions. An Eligible Employee shall designate on the prescribed form the portion of his or her Compensation that he or she elects to have withheld for the purchase of Stock. Such portion shall be either (A) a whole percentage of the Eligible Employee's Compensation, but not less than 1% nor more than 10% or (B) a positive fixed amount from each Compensation payment made by the Company to the Eligible Employee. Any

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other provision of the Plan notwithstanding, no Participant shall have more than $2,500 from payroll deductions in the same calendar month, which for the avoidance of doubt shall exclude any deposit made pursuant to Section 4(f) or Section 7(b). If a Participant is precluded by this Subsection (b) or Section 7(a) from making additional contributions into his or her Contribution Account then his or her payroll deductions shall be discontinued automatically until no longer precluded by this Subsection (b), Section 7(a) and any other provision of the Plan.

(c)       Changing Withholding Rate. If a Participant wishes to change the rate of payroll withholding, he or she may do so by filing the prescribed form with the Company at the prescribed location at any time. The new withholding rate shall be effective as soon as reasonably practicable after such form has been received by the Company. The new withholding rate must be consistent with the provisions of Section 4(b).

(d)      Discontinuing Payroll Deductions. If a Participant wishes to discontinue employee contributions entirely, he or she must withdraw from the Plan under Section 5(a). Such Participant may re-enroll in the Plan if he or she meets the requirements of Section 3(c). Re-enrollment may be effective only at the commencement of an Offering Period.

(e)       Limit on Number of Elections. No Participant shall make more than two elections under Subsection (c) above in any rolling three-month period, nor more than three elections under Subsection (c) above in any rolling six-month period nor more than four elections under Subsection (c) above in any rolling twelve-month period.

(f)       Contribution Account Deposits. A Participant may make a deposit into his or her Contribution Account during the first 15 days of a new Offering Period applicable to such Participant or the first 15 days of a new Accumulation Period applicable to such Participant by filing the prescribed form at the prescribed location along with the deposit, unless such deposit is prohibited under Section 7(a).

SECTION 5. WITHDRAWAL FROM THE PLAN.

(a) Withdrawal. A Participant may elect to withdraw from the Plan by filing the prescribed form with the Company at the prescribed location at any time before the last day of an Accumulation Period. As soon as reasonably practicable thereafter, payroll deductions shall cease and the entire amount credited to the Participant's Contribution Account and Purchase Account shall be refunded to him or her in cash, without interest. No partial withdrawals shall be permitted.

(b) Failure to Participate. A participant who did not purchase Stock under the Plan during an Accumulation Period due to a decision to discontinue employee contributions under Section 4(d) prior to February 6, 2015 shall be deemed as failing to participate in the Plan and shall be withdrawn from the Plan automatically. As soon as reasonably practicable thereafter, the entire amount credited to the Participant's Contribution Account shall be refunded to him or her in cash, without interest.

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(c)       Re-Enrollment After Withdrawal. A former Participant who has withdrawn or was withdrawn from the Plan shall not be a Participant until he or she re-enrolls in the Plan under Section 3(c). Re-enrollment may be effective only at the commencement of an Offering Period.

SECTION 6. CHANGE IN EMPLOYMENT STATUS.

(a)       Termination of Employment. Termination of employment as an Eligible Employee for any reason, including death, prior to the final day of an Accumulation Period shall be treated as an automatic withdrawal from the Plan under Section 5(a) at the end of the penultimate day of the Accumulation Period in which the termination of employment occurred. Termination of employment as an Eligible Employee for any reason, including death, on the final day of an Accumulation Period shall be treated as an automatic withdrawal from the Plan under Section 5(a) at the close of such Accumulation Period immediately following the purchase of stock, if any, under Section 7(d). (A transfer from one Participating Company to another shall not be treated as a termination of employment.)

(b)      Leave of Absence. For purposes of the Plan, employment shall not be deemed to terminate when the Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing and if continued crediting of service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company). Employment, however, shall be deemed to terminate 90 days after the Participant goes on a leave, unless a contract or statute protects his or her right to return to work. Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work.

(c)       Death. In the event of the Participant's death, unless otherwise prohibited by law, the entire amount credited to his or her Contribution Account and his or her Purchase Account shall be paid to a beneficiary designated by him or her for this purpose on the prescribed form or, if none, to the Participant's estate. Such form shall be valid only if it was filed with the Company at the prescribed location before the Participant's death and is not otherwise prohibited by law.

SECTION 7. PLAN ACCOUNTS AND PURCHASE OF SHARES.

(a) Contribution Accounts and Purchase Accounts. The Company shall maintain a Contribution Account on its books in the name of each Participant. Whenever an amount is deducted from the Participant's Compensation under the Plan or the Participant makes a deposit subject to Section 4(f) above, such amount shall be credited to the Participant's Contribution Account. A Participant may have no more than $10,000 in his or her Contribution Account at any time. The Company shall also maintain a Purchase Account on its books in the name of each Participant. Whenever any Participant makes a deposit pursuant to an Immediate Purchase Notification under Subsection (b) below, the amount of such deposit shall be credited to the Participant's Purchase Account. There is no limit on the funds a Participant may have in his or her Purchase Account. Amounts credited to Contribution Accounts and Purchase Accounts shall not be trust funds and may be commingled with the Company's general assets and applied to general corporate purposes. No interest shall be credited to Contribution Accounts and Purchase Accounts.

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(b)      Immediate Notification Share Purchase. A Participant may elect to purchase Stock at the commencement of an Offering Period, or effective at 5 p.m. on any day other than the last day of an Accumulation Period, by filing the prescribed form with the Company prior to such purchase - an Immediate Purchase Notification for such Participant. A Participant may make a deposit at the time of an Immediate Purchase Notification. The Offering Period in which an Immediate Purchase Notification is to be effective is a Notification Offering Period for such Participant. At the time the Immediate Purchase Notification is to be effective, the combined amount in the Participant's Contribution Account and the Participant's Purchase Account is divided by the Immediate Price at that time and the number of shares that results shall be purchased from the Company with the funds in the Participant's Contribution Account and the Participant's Purchase Account. The foregoing notwithstanding, no Participant shall purchase more than Remaining Shares nor more than the amounts of Stock established for the plan in Sections 8(b) and 12(a) at this time. Any remaining funds in the Participant's Contribution Account shall then be deposited into the Participant's Purchase Account and no further deposits will be allowed in the Participant's Purchase Account under this Subsection (b) or the Participant's Contribution Account under Section 4(f) until the Notification Offering Period ends; provided, however, that if the Participant purchased the maximum amount of Stock allowed under Section 8(b) during the calendar year which included the Immediate Purchase Notification, the Participant may make one (1) deposit into his or her Purchase Account in January of the first calendar year following the Immediate Purchase Notification prior to 5 p.m. on January 31 and, further provided, that if the Participant purchased the maximum amount of Stock allowed under Section 8(b) during both the calendar year which included the Immediate Purchase Notification and the first calendar year following the Immediate Purchase Notification, the Participant may make one (1) deposit into his or her Purchase Account in January of the second calendar year following the Immediate Purchase Notification prior to 5 p.m. on January 31. During the Notification Offering Period, at 5 p.m. on January 31 of each year following the year of the Immediate Purchase Notification, any amount in the Participant's Purchase Account shall be divided by the Notification Price and the number of shares that results shall be purchased from the Company with the funds in the Participant's Purchase Account. The foregoing notwithstanding, no Participant shall purchase more than Remaining Shares nor more than the amounts of Stock established for the Plan in Sections 8(b) and 12(a) on any such January 31. Any fractional share, as calculated under this Subsection (b), shall be rounded down to the next lower whole share. As soon as reasonably practicable following an Immediate Purchase Notification, payroll deductions shall be discontinued automatically and shall automatically resume at the beginning of the next Offering Period in which the Participant is enrolled. Any payroll deductions made during a Notification Offering Period subsequent to the purchase of Shares following an Immediate Purchase Notification shall be returned to the Participant as soon as reasonably practicable, without interest. Any amount remaining in the Participant's Purchase Account at the end of the Notification Offering Period shall be refunded to the Participant in cash, without interest, at that time.

(c)       Purchase Price at the close of an Accumulation Period. The Purchase Price for each share of Stock purchased at the close of an Accumulation Period shall be the lesser of: (i) 85% of the Fair Market Value of a share of Stock at the close of such Accumulation period and (ii) the greater of (A) 85% of the Fair Market Value of a share of Stock at the commencement of the applicable Offering Period, (B) the Fair Market Value of a share of Stock at the commencement

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of the applicable Offering Period less 1 cent or (C) 65% of the Fair Market Value of a share of Stock at the close of such Accumulation Period.

(d)      Number of Shares Purchased at the close of an Accumulation Period. As of the last day of each Accumulation Period, each Participant shall be deemed to have elected to purchase the number of shares of Stock calculated in accordance with this Subsection (d), unless the Participant has previously elected to withdraw from the Plan in accordance with Section 5(a). The amount then in the Participant's Contribution Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the Company with the funds in the Participant's Plan Account. The foregoing notwithstanding, no Participant shall purchase more than 200 shares of Stock with respect to any Accumulation Period nor more than the amounts of Stock established for the Plan in Sections 8(b) and 12(a). Any fractional share, as calculated under this Subsection (c), shall be rounded down to the next lower whole share.

(e)       Available Shares Insufficient. In the event that the aggregate number of shares that all Participants elect to purchase at any time, such as the close of an Accumulation Period, exceeds the maximum number of shares remaining available for issuance under Section 12(a), then the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the number of shares that such Participant has elected to purchase and the denominator of which is the number of shares that all Participants have elected to purchase.

(f)       Issuance of Stock. The Committee may determine that shares of Stock purchased by a Participant under the Plan shall be held for each Participant's benefit by a broker designated by the Committee. Such shares shall be issued as soon as reasonably administratively practicable after shares of Stock are purchased. Shares may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property.

(g)      Contribution Account Unused Cash Balances. An amount remaining in the Participant's Contribution Account that represents the Purchase Price for any fractional share shall be carried over in the Participant's Contribution Account to the next Accumulation Period. Any amount remaining in the Participant's Contribution Account that represents the Purchase Price for whole shares that could not be purchased by reason of Subsection (d) above shall be refunded to the Participant in cash, without interest.

SECTION 8. LIMITATIONS ON STOCK OWNERSHIP.

(a) Five Percent Limit. Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Stock under the Plan if such Participant, immediately after his or her election to purchase such Stock, would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company. For purposes of this Subsection (a), the following rules shall apply:

(i)        Ownership of stock shall be determined after applying the attribution rules of section 424(d) of the Code;

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(ii)      Each Participant shall be deemed to own any stock that he or she has a right or option to purchase under this or any other plan; and

(iii)    Each Participant shall be deemed to have the right to purchase 1,800 shares of Stock under this Plan with respect to each Offering Period.

(b) $25,000 Limit. Any other provision of the Plan notwithstanding, no Participant shall purchase Stock with a Fair Market Value (determined at the time such purchase right option is granted) in excess of $25,000 during any calendar year under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company. For purposes of this Subsection (b), employee stock purchase plans not described in section 423 of the Code shall be disregarded. If a Participant is precluded by this Subsection (b) from purchasing additional Stock under the Plan, then his or her employee contributions shall automatically be discontinued and shall resume automatically at the beginning of the first Accumulation Period ending in the next calendar year or, if later, the first Accumulation Period during which the Participant is enrolled in an Offering Period other than a Notification Offering Period attributable to the Participant.

SECTION 9. RIGHTS NOT TRANSFERABLE.

The rights of any Participant under the Plan, or any Participant's interest in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by beneficiary designation or the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by beneficiary designation or the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 5(a).

SECTION 10. NO RIGHTS AS AN EMPLOYEE.

Nothing in the Plan or in any right granted under the Plan shall confer upon the Participant any right to continue in the employ of a Participating Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating Companies or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause.

SECTION 11. NO RIGHTS AS A STOCKHOLDER.

A Participant shall have no rights as a stockholder with respect to any shares of Stock that he or she may have a right to purchase under the Plan until such shares have been purchased under the Plan.

SECTION 12. STOCK OFFERED UNDER THE PLAN.

(a) Authorized Shares. The aggregate number of shares of Stock available for purchase under the Plan shall be 450,000, subject to adjustment pursuant to this Section 12.

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(b) Anti-Dilution Adjustments. The aggregate number of shares of Stock offered under the Plan, the 200 share limit described in Section 7(d), the 1,800 share right to purchase calculation described in Section 8(a)(iii), the 1,800 share starting point and any pre-dilution purchases described in Section 14(y) and the price of shares that any Participant has elected to purchase shall be adjusted proportionately as directed by the Committee for any increase or decrease in the number of outstanding shares of Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, any other increase or decrease in such shares effected without receipt or payment of consideration by the Company, the distribution of the shares of a Subsidiary to the Company's stockholders or a similar event.

(c) Reorganizations. Any other provision of the Plan notwithstanding, immediately prior to the effective time of a Change in Control, the Offering Period and Accumulation Period then in progress shall terminate, shares shall be purchased pursuant to Section 7 and any remaining unused balance in a given Participant's Contribution Account and Purchase Account shall be returned to such Participant. In the event of a merger or consolidation to which the Company is a constituent corporation and which does not constitute a Change in Control, the Plan shall continue unless the plan of merger or consolidation provides otherwise. The Plan shall in no event be construed to restrict in any way the Company's right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

SECTION 13. AMENDMENT OR DISCONTINUANCE.

The Board shall have the right to amend, suspend or terminate the Plan at any time and without notice. Except as provided in Section 12, any increase in the aggregate number of shares of Stock to be issued under the Plan shall be subject to approval by a vote of the stockholders of the Company. In addition, any other amendment of the Plan shall be subject to approval by a vote of the stockholders of the Company to the extent required by an applicable law or regulation.

SECTION 14. DEFINITIONS.

(a) "Accumulation Period" means a three-month period during which contributions may be made toward the purchase of Stock under the Plan, as determined pursuant to Section 3(b).

(b) "Base Price" means the Immediate Price at the commencement of a given Offering Period.

(c) "Board" means the Board of Directors of the Company, as constituted from time to time.

(d) "Change in Control" means:

(i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; or

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(ii) The sale, transfer or other disposition of all or substantially all of the Company's assets or the complete liquidation or dissolution of the Company.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

(e) "Code" means the Internal Revenue Code of 1986, as amended.

(f) "Committee" means a committee of the Board, as described in Section 2.

(g) "Company" means Heska Corporation, a Delaware corporation.

(h) "Compensation" means (i) the total compensation paid in cash to a Participant by a Participating Company, including salaries, wages, bonuses, incentive compensation, commissions and overtime pay, plus (ii) any pre-tax contributions made by the Participant under Section 401(k) or 125 of the Code. Compensation shall exclude moving or relocation allowances, car allowances, imputed income attributable to cars or life insurance, fringe benefits, contributions to employee benefit plans and similar items. The Committee shall determine whether a particular item is included in Compensation.

(i)        "Contribution Account" means the account established for each Participant pursuant to Section 7(a).

(j)        "Eligible Employee" means any employee of a Participating Company whose customary employment is for more than five months per calendar year and for more than 20 hours per week. The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if his or her participation in the Plan is prohibited by the law of any country which has jurisdiction over him or her.

(k)      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(l)        "Fair Market Value" means the market price of Stock, determined by the Committee as follows:

(i)        If Stock is normally listed on the Nasdaq Stock Market, then the Fair Market Value shall be equal to the last transaction price reported by the Nasdaq Stock Market;

(ii)      If provision (i) above is not applicable and Stock is normally listed on a stock exchange, then the Fair Market Value shall be equal to the last transaction price reported by such stock exchange;

(iii)    If provisions (i) and (ii) above are not applicable and Stock was traded over-the-counter on the date in question, then the Fair Market Value shall be equal to the last transaction price reported by the principal automated inter-dealer quotation system on which Stock is quoted or, if the Stock is not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.; and

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(iv)    If none of the foregoing provisions is applicable or may be implemented, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices as reported directly to the Company by the Nasdaq Stock Market or a comparable exchange or as reported in The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

(m)    "Immediate Price" means 95% of the Fair Market Value of a share of Stock for Offering Periods beginning prior to April 1, 2015 and the greater of (i) 85% of the Fair Market Value of a share of Stock or (ii) the Fair Market Value of a share of Stock less 1 cent for Offering Periods beginning on or after April 1, 2015.

(n)      "Immediate Purchase Notification" means the election and related process set forth in Section 7(b)

(o)      "Intraquarter Low" means 5 p.m. on any day other than the last day of a given calendar quarter on which the Fair Market Value of Stock is less than it was at the commencement of such calendar quarter and less than it was at any previous Intraquarter Low during such calendar quarter.

(p)      "New Offering Date" means, for a given individual, the later of (i) July 1, 2013 and (ii) the day following the last day of the most recent Notification Offering Period in which such individual filed an Immediate Purchase Notification, if applicable. For example, if an individual is enrolled in an Offering Period beginning on January 1, 2016 and files an Immediate Purchase Notification on January 15, 2016, then this Offering Period is a Notification Offering Period for such individual, including if such individual withdraws from the Plan or terminates employment with the Company, and the related New Offering Date is April 1, 2018.

(q)      "Notification Offering Period" means, for a given individual, an Offering Period in which an Immediate Purchase Notification is to be effective.

(r)        "Notification Price" means the Immediate Price at the commencement of the applicable Offering Period if a given Participant gave an Immediate Purchase Notification to purchase Stock at the commencement of such Offering Period. Otherwise, the Immediate Price at the time of purchase.

(s)       "Offering Period" means a period of up to 27 months with respect to which the right to purchase Stock may be granted under the Plan and during which contributions may be made toward the purchase of Stock under the Plan, as determined pursuant to Section 3(a). All Offering Periods shall end on the latest quarter end (i.e. one of March 31, June 30, September 30 and December 31) no more than 27 months from the commencement of a given Offering Period.

(t)        "Participant" means an Eligible Employee who elects to participate in the Plan, as provided in Section 3(c).

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(u)      "Participating Company" means (i) the Company and (ii) each present or future Subsidiary designated by the Committee as a Participating Company.

(v)      "Plan" means this Heska Corporation 1997 Employee Stock Purchase Plan, as it may be amended from time to time.

(w)    "Purchase Account" means the account established for each Participant pursuant to Section 7(a).

(x)      "Purchase Price" means the price at which Participants may purchase Stock at the close of an Accumulation Period under the Plan, as determined pursuant to Section 7(c).

(y)      "Remaining Shares" means the number of shares of Stock equal to 1,800 less (i) cumulative shares of Stock purchased pursuant to Section 7(d) in a given Notification Offering Period prior to an Immediate Purchase Notification less (ii) cumulative shares of Stock purchased pursuant to Section 7(b) in a given Notification Offering Period following an Immediate Purchase Notification.

(z)       "Stock" means the Common Stock of the Company.

(aa)   "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 15. EXECUTION.

To record the most recent amendment of the Plan by the Board or its Committee on February 6, 2015, the Company has caused its authorized officer to execute the same.

HESKA CORPORATION

By:	/s/ Kevin S. Wilson

Chief Executive Officer and President